UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 200 San Diego, CA		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	CNAT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.02 regarding the Amendment (as defined below) is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

On September 30, 2019, Conatus Pharmaceuticals Inc. (“Conatus”) and Novartis Pharma AG (“Novartis”) entered into an amendment (the “Amendment”) to the Option, Collaboration and License Agreement, dated December 19, 2016 (the “Collaboration Agreement”), pursuant to which Conatus and Novartis mutually agreed to terminate the Collaboration Agreement, effective September 30, 2019. Under the Collaboration Agreement, Conatus granted Novartis an exclusive license for the global development and commercialization of emricasan.

Pursuant to the Amendment and the termination, all licenses granted to Novartis ceased and all licensed rights revert back to Conatus. Conatus is in the process of completing wind-down activities for the Phase 2b clinical trials of emricasan. Novartis and Conatus will continue to share the costs of the Phase 2b trials equally until December 31, 2019 and Novartis will pay up to $150,000 for its share of the costs of the Phase 2b trials, if any, in 2020. At Conatus’ option, Conatus has the right to receive Novartis’ current inventory of active product ingredient and clinical drug product manufactured from Novartis free of charge.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to Option, Collaboration and License Agreement, dated September 30, 2019, by and between Novartis Pharma AG and Conatus*

*	The schedules to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2019	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Keith W. Marshall, Ph.D., M.B.A.
	Name:	Keith W. Marshall, Ph.D., M.B.A.
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer